UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37729	36-4829580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606

(Address of principal executive offices, including zip code)

(773) 272-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

On April 13, 2020 (the “Petition Date”), LSC Communications, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Petitions”) under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) under the caption In re LSC Communications, Inc., 20-10950 (the “Bankruptcy Case”).

The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure their ability to continue operating in the ordinary course of business and minimize the effect of bankruptcy on the Debtors’ customers and employees, the Debtors filed motions for customary “first day” relief with the Bankruptcy Court.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petition constituted an event of default with respect to the following debt instruments (the “Debt Instruments”), representing in the aggregate approximately $972 million of outstanding indebtedness of the Company:

Credit Agreement Facilities

•	$221.9 million of loans outstanding under the first lien term loan B facility, approximately $300 million of loans outstanding under the first lien revolving credit facility (including $50.8 million in face amount of outstanding letters of credit) and unpaid interest, fees and other expenses arising under or in connection with the Credit Agreement, dated as of September 30, 2016, as amended, among the Company, the lenders party thereto and Bank of America, N.A. as administrative agent; and

Outstanding Secured Notes

•	$450 million of 8.75% senior secured notes due 2023, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the Indenture, dated as of September 30, 2016, among the Company, the guarantors party thereto and Wells Fargo Bank, National Association as trustee and collateral agent

The Debt Instruments provide that as a result of the Bankruptcy Petition, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce payment obligations under the Debt Instruments will be automatically stayed as a result of the Bankruptcy Petition, and the creditors’ right of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2020, the Company issued a press release announcing the filing of the Bankruptcy Case. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information being furnished in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s stockholders are cautioned that it is possible that the Company’s stockholders will receive nothing in exchange for their common stock upon the Company’s emergence from bankruptcy and that the common stock will have no value and that trading in securities of the Company during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. It is possible the Company’s outstanding common stock and other securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s stockholders and other security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s common stock and other securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This document contains certain forward-looking statements. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding and ability to pay our creditors and credit rating. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Cases; our ability to address the going concern considerations described in the footnotes to our audited consolidated financial statements and maintain liquidity to fund our operations during the Chapter 11 Cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; the competitive market for our products and industry fragmentation affecting our prices; the inability to improve operating efficiency to meet changing market conditions; the impact of the coronavirus pandemic on our business and operations, including demand for our products and services, and our ability to effectively manage the impacts of the coronavirus on our business operations; the effects of global market and economic conditions on our customers and suppliers; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to LSC Communication, Inc.’s filings with the SEC that are available at www.sec.gov and in particular, our 2019 Form 10-K filed with the SEC on March 2, 2020. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of April 13, 2020, issued by LSC Communications, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

Date: April 13, 2020	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel